Financial instruments and related disclosures	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial instruments and related disclosures

42. Financial instruments and related disclosures

The objective of our Treasury activity is to minimise the post-tax net cost of financial operations and reduce its volatility to benefit earnings and cash flows. GSK uses a variety of financial instruments to finance its operations and derivative financial instruments to manage market risks from these operations. Derivatives principally comprise of foreign exchange forward contracts and swaps which are used to swap borrowings and liquid assets into currencies required for Group purposes as well as interest rate swaps which are used to manage exposure to financial risks from changes in interest rates. These financial instruments reduce the uncertainty of foreign currency transactions and interest payments.

Derivatives are used exclusively for hedging purposes in relation to underlying business activities and not as trading or speculative instruments.

Capital management

GSK’s financial strategy supports the Group’s strategic priorities and is regularly reviewed by the Board. GSK manages the capital structure of the Group through an appropriate mix of debt and equity.

The capital structure of the Group consists of net debt of £21.6 billion (see Note 31, ‘Net debt’) and total equity, including items related to non-controlling interests, of £3.7 billion (see ‘Consolidated statement of changes in equity’ on page 142). Total capital, including that provided by non-controlling interests, is £25.3 billion.

The Group continues to manage its financial policies to a credit profile that particularly targets short-term credit ratings of A-1 and P-1 while maintaining single A long-term ratings consistent with those targets. The Group’s long-term credit rating with Standard and Poor’s is A+ (negative outlook) and with Moody’s Investor Services (‘Moody’s’) it is A2 (negative outlook). The Group’s short-term credit ratings are A-1 and P-1 with Standard and Poor’s and Moody’s respectively.

Liquidity risk management

GSK’s policy is to borrow centrally in order to meet anticipated funding requirements. The strategy is to diversify liquidity sources using a range of facilities and to maintain broad access to financial markets.

At 31 December 2018, GSK had £5.8 billion of borrowings repayable within one year and held £ 4.5 billion of cash and cash equivalents and liquid investments of which £2.9 billion was held centrally. GSK has access to short-term finance under a $10.0 billion (£7.9 billion) US commercial paper programme; $0.8 billion (£0.6 billion) was in issue at 31 December 2018 (2017 – $0.7 billion). GSK has a £1.9 billion five-year committed facility and a $2.5 billion (£2.0 billion) 364-day committed facility. The five-year committed facility was agreed in September 2015 and was extended by one year to 2021 in September 2016. The 364-day committed facility was agreed in September 2018. These facilities were undrawn at 31 December 2018. GSK considers this level of committed facilities to be adequate, given current liquidity requirements.

Additional bank facilities were agreed in 2018 to support transactions and two remain active at 31 December 2018. In June 2018, £3.5 billion was drawn to support the acquisition from Novartis of the remaining stake in the Consumer Healthcare Joint Venture. This facility, which is due to mature in December 2019 includes one extension option through to June 2020.

In addition a $5.0 billion bank facility was agreed in December 2018 to support the acquisition of Tesaro and was undrawn at 31 December 2018. This 12-month facility includes two six-month extension options.

GSK has a £20.0 billion European Medium Term Note programme and at 31 December 2018, £11.4 billion of notes were in issue under this programme. The Group also had $12.9 billion (£10.2 billion) of notes in issue at 31 December 2018 under a US shelf registration. GSK’s borrowings mature at dates between 2019 and 2045.

The put option owned by Pfizer in ViiV Healthcare is exercisable. In reviewing liquidity requirements GSK considers that sufficient financing options are available should the put option be exercised.

Market risk

Interest rate risk management

The objective of GSK’s Treasury activity is to minimise the effective net interest cost and to balance the mix of debt at fixed and floating rates over time.

The Group’s main interest rate risk arises from borrowings and investments with floating rates and refinancing of maturing fixed rate debt where any changes in interest rates will affect future cash flows or the fair values of financial instruments. The policy on interest rate risk management limits the net amount of floating rate debt to a specific cap, reviewed and agreed no less than annually by the Board.

The majority of debt is issued at fixed interest rates and changes in the floating rates of interest do not significantly affect the Group’s net interest charge. This includes some borrowings for which interest rate swaps are in place which removes the impact of the associated periodic repricing. Short-term borrowings including bank facilities are exposed to the risk of future changes in market interest rate as are the majority of cash and liquid investments.

Foreign exchange risk management

Foreign currency transaction exposures arising on external trade flows are not normally hedged. Foreign currency transaction exposures arising on internal trade flows are selectively hedged. The Group’s objective is to minimise the exposure of overseas operating subsidiaries to transaction risk by matching local currency income with local currency costs where possible. GSK’s internal trading transactions are matched centrally and inter-company payment terms are managed to reduce foreign currency risk. Foreign currency cash flows can be hedged selectively including hedges of the foreign exchange risk arising from acquisitions and disposals of assets. Where possible, GSK manages the cash surpluses or borrowing requirements of subsidiary companies centrally using forward contracts to hedge future repayments back into the originating currency.

In order to reduce foreign currency translation exposure, the Group seeks to denominate borrowings in the currencies of our principal assets and cash flows. These are primarily denominated in US Dollars, Euros and Sterling. Borrowings can be swapped into other currencies as required.

Borrowings denominated in, or swapped into, foreign currencies that match investments in overseas Group assets may be treated as a hedge against the relevant assets. Forward contracts in major currencies are also used to reduce exposure to the Group’s investment in overseas assets (see ‘Net investment hedges’ section of this note for further details).

Credit risk

Credit risk is the risk that a counterparty will default on its contractual obligations resulting in financial loss to the Group and arises on cash and cash equivalents, favourable derivative financial instruments held with banks and financial institutions as well as credit exposures to wholesale and retail customers, including outstanding receivables.

The Group considers its maximum credit risk at 31 December 2018 to be £11,080 million (31 December 2017 – £9,988 million) which is the total of the Group’s financial assets with the exception of ’Other investments’ (comprising equity investments) which bear equity risk rather than credit risk. See page 201 for details on the Group’s total financial assets. At 31 December 2018, GSK’s greatest concentration of credit risk was £ 0.7 billion with Citibank (A+/A1) (2017 – £0.5 billion with Citibank (A/A1) and £0.5 billion with one US wholesaler (BBB+/Baa2)).

There has been no change in the estimation techniques or significant assumptions made during the current reporting period in assessing the loss allowance for financial assets at amortised cost since the adoption of IFRS 9 at the start of the current reporting period.

Treasury-related credit risk

GSK sets global counterparty limits for each of GSK’s banking and investment counterparties based on long-term credit ratings from Moody’s and Standard and Poor’s. Usage of these limits is monitored daily.

GSK actively manages its exposure to credit risk, reducing surplus cash balances wherever possible. This is part of GSK’s strategy to regionalise cash management and to concentrate cash centrally as much as possible. The table below sets out the credit exposure to counterparties by rating for liquid investments, cash and cash equivalents and derivatives.

The gross asset position on each derivative contract is considered for the purpose of this table, although, under ISDA agreements, the amount at risk is the net position with each counterparty. Table (e) on page 208 sets out the Group’s financial assets and liabilities on an offset basis.

At 31 December 2018, £20 million of cash is categorised as held with unrated or sub-investment grade rated counterparties (lower than BBB-/Baa3) of which £1 million is cash in transit. The remaining exposure is concentrated in overseas banks used for local cash management or investment purposes, including £6 million in Nigeria held with United Bank for Africa, Zenith Bank, Stanbic IBTC Bank and First Bank of Nigeria, £3 million with BTV in Austria, £2 million with Nacion Argentina bank, and £2 million with Banco de la Republica in Uruguay. Of the £381 million of bank balances and deposits held with BBB/Baa rated counterparties, £22 million was held with BBB-/ Baa3 rated counterparties, including balances or deposits of £20 million with HDFC Bank in India and £1 million with State Bank of India. These banks are used for local investment purposes.

GSK measures expected credit losses over cash and cash equivalents as a function of individual counterparty credit ratings and associated 12 month default rates. Expected credit losses over cash and cash equivalents and third-party financial derivatives are deemed to be immaterial and no such loss has been experienced during 2018.

2018	AAA/Aaa £m	AA/Aa £m	A/A £m	BBB/Baa £m	BB+/Ba1 and below /unrated £m	Total £m
Bank balances and deposits	0	662	1,275	381	20	2,338
US Treasury and Treasury repo only money market funds	449	0	0	0	0	449
Liquidity funds	1,572	0	0	0	0	1,572
Government securities	0	83	0	1	0	84
3rd party financial derivatives	0	19	127	4	0	150

Total	2,021	764	1,402	386	20	4,593

2017	AAA/Aaa £m	AA/Aa £m	A/A £m	BBB/Baa £m	BB+/Ba1 and below /unrated £m	Total £m
Bank balances and deposits	—	423	1,167	80	45	1,715
US Treasury and Treasury repo only money market funds	1,715	—	—	—	—	1,715
Liquidity funds	403	—	—	—	—	403
Government securities	—	77	—	1	—	78
3rd party financial derivatives	—	26	42	—	—	68

Total	2,118	526	1,209	81	45	3,979

Credit ratings are assigned by Standard and Poor’s and Moody’s respectively. Where the opinions of the two rating agencies differ, GSK assigns the lower rating of the two to the counterparty. Where local rating agency or Fitch data is the only source available, the ratings are converted to global ratings equivalent to those of Standard and Poor’s or Moody’s using published conversion tables. These credit ratings form the basis of the assessment of the expected credit loss on Treasury related balances held at amortised cost being bank balances and deposits and Government securities.

GSK’s centrally managed cash reserves amounted to £2.9 billion at 31 December 2018, all available within three months. This includes £1.7 billion of cash managed by the Group for ViiV Healthcare, a 78.3% owned subsidiary. The Group has invested centrally managed liquid assets in bank deposits, Aaa/AAA rated US Treasury and Treasury repo only money market funds and Aaa/AAA rated liquidity funds.

Wholesale and retail credit risk

Outside the US, no customer accounts for more than 5% of the Group’s trade receivables balance.

In the US, in line with other pharmaceutical companies, the Group sells its products through a small number of wholesalers in addition to hospitals, pharmacies, physicians and other groups. Sales to the three largest wholesalers amounted to approximately 82% of the sales of the US Pharmaceuticals and Vaccines businesses in 2018. At 31 December 2018, the Group had trade receivables due from these three wholesalers totalling £2,134 million (2017 – £1,265 million). The Group is exposed to a concentration of credit risk in respect of these wholesalers such that, if one or more of them encounters financial difficulty, it could materially and adversely affect the Group’s financial results.

The Group’s credit risk monitoring activities relating to these wholesalers include a review of their quarterly financial information and Standard & Poor’s credit ratings, development of GSK internal risk ratings, and establishment and periodic review of credit limits.

All new customers are subject to a credit vetting process and existing customers will be subject to a review at least annually. The vetting process and subsequent reviews involves obtaining information including the customer’s status as a government or private sector entity, audited financial statements, credit bureau reports, debt rating agency (e.g. Moody’s, Standard & Poor’s) reports, payment performance history (from trade references, industry credit groups) and bank references.

Trade receivables consist of a large number of customers, spread across diverse industries and geographical areas. Ongoing credit evaluation is performed on the financial condition of accounts receivable and, where appropriate, credit insurance is purchased or factoring arrangements put in place.

The amount of information obtained is proportional to the level of exposure being considered. The information is evaluated quantitatively (i.e., credit score) and qualitatively (i.e. judgement) in conjunction with the customer’s credit requirements to determine a credit limit.

Trade receivables are grouped into customer segments that have similar loss patterns to assess credit risk while other receivables other financial assets are assessed individually. Historical and forward-looking information is considered to determine the appropriate expected credit loss allowance. The Group believes there is no further credit risk provision required in excess of the allowance for expected credit losses (see Note 24, ‘Trade and other receivables’).

Credit enhancements

The Group uses credit enhancements including factoring and credit insurance to minimise credit risk of the trade receivables in the Group. During 2018, a new Global Insurance Programme was launched in order to consolidate all locally negotiated programmes and to expand the use of credit insurance to new markets. At 31 December 2018, £240 million of GSK trade receivables were insured protecting GSK’s account receivables balance from loss due to credit risks such as default, insolvency and bankruptcy.

Each Group entity assesses the credit risk of its private customers to determine if credit insurance is required.

Factoring arrangements are managed locally by entities and are used to mitigate risk arising from large credit risk concentrations. All factoring arrangements are non-recourse.

Fair value of financial assets and liabilities

The table on pages 201 and 202 presents the carrying amounts and the fair values of the Group’s financial assets and liabilities at 31 December 2018 and 31 December 2017.

The fair values of the financial assets and liabilities are included at the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The following methods and assumptions were used to estimate the fair values:

•	Cash and cash equivalents – approximates to the carrying amount

•	Liquid investments – approximates to the carrying amount

•	Other investments – equity investments traded in an active market determined by reference to the relevant stock exchange quoted bid price; other equity investments determined by reference to the current market value of similar instruments or by reference to the discounted cash flows of the underlying net assets

•	Short-term loans, overdrafts and commercial paper – approximates to the carrying amount because of the short maturity of these instruments

•	Long-term loans – based on quoted market prices (a level 1 fair value measurement) in the case of European and US Medium Term Notes; approximates to the carrying amount in the case of other fixed rate borrowings and floating rate bank loans

•	Contingent consideration for business acquisitions – based on present values of expected future cash flows

•	Interest rate swaps, foreign exchange forward contracts, swaps and options – based on the present value of contractual cash flows or option valuation models using market sourced data (exchange rates or interest rates) at the balance sheet date

•	Receivables and payables, including put options – approximates to the carrying amount

•	Company-owned life insurance policies – based on cash surrender value, and

•	Lease obligations – approximates to the carrying amount.

	2018
	Notes	Carrying value £m	Fair value £m
Financial assets measured at fair value through other comprehensive income (FVTOCI):
Other investments designated at FVTOCI	a	1,250	1,250
Trade and other receivables	a,b	1,687	1,687
Financial assets measured at amortised cost:
Other non-current assets	b	49	49
Trade and other receivables	b	3,761	3,761
Liquid investments		84	84
Cash and cash equivalents		2,338	2,338
Other items in Assets held for sale	b	47	47
Financial assets mandatorily measured at fair value through profit or loss (FVTPL):
Other investments	a	72	72
Other non-current assets	a,b	716	716
Trade and other receiveables	a,b	120	120
Derivatives designated and effective as hedging instruments	a,d,e	69	69
Held for trading derivatives that are not in a designated and effective hedging relationship	a,d,e	188	188
Cash and cash equivalents	a	2,021	2,021

Total financial assets		12,402	12,402

Financial liabilities measured at amortised cost:
Borrowings excluding obligations under finance leases:
– bonds in a designated hedging relationship	d	(8,213)	(8,279)
– other bonds		(13,307)	(15,475)
– bank loans and overdrafts		(290)	(290)
– commercial paper		(630)	(630)
– other borrowings		(3,556)	(3,556)

Total borrowings excluding obligations under finance leases	f	(25,996)	(28,230)
Obligations under finance leases		(68)	(68)

Total borrowings		(26,064)	(28,298)
Trade and other payables	c	(13,338)	(13,338)
Other provisions	c	(58)	(58)
Other non-current liabilities	c	(149)	(149)
Other items in Assets held for sale	c	(167)	(167)
Financial liabilities mandatorily at fair value through profit or loss (FVTPL):
Contingent consideration liabilities	a,c	(6,286)	(6,286)
Derivatives designated and effective as hedging instruments	a,d,e	(105)	(105)
Held for trading derivatives that are not in a designated and effective hedging relationship	a,d,e	(23)	(23)

Total financial liabilities		(46,190)	(48,424)

Net financial assets and financial liabilities		(33,788)	(36,022)

The valuation methodology used to measure fair value in the above table and the table on page 202 is described and categorised on page 200.

Trade and other receivables, Other non-current assets, Trade and other payables, Other provisions, Other non-current liabilities, Contingent consideration liabilities and Other items in Assets held for sale are reconciled to the relevant Notes on pages 204 and 205.

Cash and cash equivalents in the table above include £485 million reported in Assets held for sale (see Note 26, ‘Assets held for sale’).

	2017
	Notes	Carrying value £ m	Fair value £ m
Available-for-sale investments:
Liquid investments (Government bonds)	a	78	78
Other investments	a	918	918
Loans and receivables:
Cash and cash equivalents		3,833	3,833
Trade and other receivables and Other non-current assets in scope of IAS 39	b	5,495	5,495
Financial assets at fair value through profit or loss:
Trade and other receivables and Other non-current assets in scope of IAS 39	a,b	506	506
Derivatives designated as at fair value through profit or loss	a,d,e	5	5
Derivatives classified as held for trading under IAS 39	a,d,e	71	71

Total financial assets		10,906	10,906

Financial liabilities measured at amortised cost:
Borrowings excluding obligations under finance leases:
– bonds in a designated hedging relationship	d	(4,315)	(4,405)
– other bonds		(11,894)	(14,743)
– bank loans and overdrafts		(236)	(236)
– commercial paper		(529)	(529)
– other borrowings		(49)	(49)

Total borrowings excluding obligations under finance leases	f	(17,023)	(19,962)
Obligations under finance leases		(66)	(66)

Total borrowings		(17,089)	(20,028)
Trade and other payables, Other provisions and certain Other non-current liabilities in scope of IAS 39	c	(20,325)	(20,325)
Financial liabilities at fair value through profit or loss:
Contingent consideration liabilities	a,c	(6,172)	(6,172)
Derivatives designated as at fair value through profit or loss	a,d,e	(26)	(26)
Derivatives classified as held for trading under IAS 39	a,d,e	(48)	(48)

Total financial liabilities		(43,660)	(46,599)

Net financial assets and financial liabilities		(32,754)	(35,693)

Fair value of investments in GSK shares

At 31 December 2018, the Employee Share Ownership Plan (ESOP) Trusts held GSK shares with a carrying value of £161 million (2017 – £400 million) and a market value of £619 million (2017 – £882 million) based on quoted market price. The shares are held by the ESOP Trusts to satisfy future exercises of options and awards under employee incentive schemes. In 2018, the carrying value, which is the lower of cost or expected proceeds, of these shares has been recognised as a deduction from other reserves. At 31 December 2018, GSK held Treasury shares at a cost of £5,800 million (2017 – £5,800 million) which has been deducted from retained earnings.

(a) Financial instruments held at fair value

The following tables categorise the Group’s financial assets and liabilities held at fair value by the valuation methodology applied in determining their fair value. Where possible, quoted prices in active markets are used (Level 1). Where such prices are not available, the asset or liability is classified as Level 2, provided all significant inputs to the valuation model used are based on observable market data. If one or more of the significant inputs to the valuation model is not based on observable market data, the instrument is classified as Level 3. Other investments classified as Level 3 in the tables below comprise equity investments in unlisted entities with which the Group has entered into research collaborations and also investments in emerging life science companies.

At 31 December 2018	Level 1 £m	Level 2 £m	Level 3 £m	Total £m
Financial assets at fair value
Financial assets at fair value through other comprehensive income (FVTOCI):
Other investments designated at FVTOCI	656	0	594	1,250
Trade and other receivables	0	1,687	0	1,687
Financial assets mandatorily measured at fair value through profit or loss (FVTPL):
Other investments	0	0	72	72
Other non-current assets	0	675	41	716
Trade and other receivables	0	79	41	120
Derivatives designated and effective as hedging instruments	0	69	0	69
Held for trading derivatives that are not in a designated and effective hedging relationship	0	182	6	188
Cash and cash equivalents	2,021	0	0	2,021

	2,677	2,692	754	6,123

Financial liabilities at fair value
Financial liabilities mandatorily at fair value through profit or loss (FVTPL):
Contingent consideration liabilities	0	0	(6,286)	(6,286)
Derivatives designated and effective as hedging instruments	0	(105)	0	(105)
Held for trading derivatives that are not in a designated and effective hedging relationship	0	(23)	0	(23)

	0	(128)	(6,286)	(6,414)

At 31 December 2017	Level 1 £m	Level 2 £m	Level 3 £m	Total £m
Financial assets at fair value
Available-for-sale financial assets:
Liquid investments	77	1	—	78
Other investments	535	—	383	918
Other non-current assets	—	—	38	38
Financial assets at fair value through profit or loss:
Other non-current assets	—	382	44	426
Trade and other receivables	—	—	42	42
Derivatives designated as at fair value through profit or loss	—	5	—	5
Derivatives classified as held for trading under IAS 39	—	62	9	71

	612	450	516	1,578

Financial liabilities at fair value
Financial liabilities at fair value through profit or loss:
Contingent consideration liabilities	—	—	(6,172)	(6,172)
Derivatives designated as at fair value through profit or loss	—	(26)	—	(26)
Derivatives classified as held for trading under IAS 39	—	(47)	(1)	(48)

	—	(73)	(6,173)	(6,246)

Movements in the year for financial instruments measured using Level 3 valuation methods are presented below:

	2018	2017
	£m	£m
At 1 January	(5,657)	(5,486)
Net losses recognised in the income statement	(1,233)	(970)
Net gains recognised in other comprehensive income	123	22
Contingent consideration for businesses divested/acquired during the year	0	80
Payment of contingent consideration liabilities	1,095	685
Additions	381	117
Disposals and settlements	(27)	(52)
Transfers from Level 3	(241)	(24)
Exchange adjustments	27	(29)

At 31 December	(5,532)	(5,657)

The net losses of £1,233 million (2017 – £970 million) attributable to Level 3 financial instruments which were recognised in the income statement were all attributable to financial instruments which were held at the end of the year. Losses of £1,233 million were reported in Other operating income (2017 – £971 million losses in Other operating income and £1 million income in Finance income). £1,188 million (2017 – £909 million) arose from remeasurement of the contingent consideration payable for the acquisition of the former Shionogi-ViiV Healthcare joint venture and £56 million (2017 – £ 53 million) arose from remeasurement of the contingent consideration payable for the acquisition of the Novartis Vaccines business. Net gains of £123 million (2017 – £22 million) attributable to Level 3 financial instruments reported in Other comprehensive income as Fair value movements on equity investments included net gains of £117 million (2017 – net losses of £6 million) in respect of financial instruments held at the end of the year, of which net gains of £98 million (2017 – net losses of £6 million) arose prior to transfer from Level 3 on equity investments which transferred to a Level 1 valuation methodology as a result of listing on a recognised stock exchange during the year.

Financial liabilities measured using Level 3 valuation methods at 31 December included £5,937 million (2017 – £5,542 million) in respect of contingent consideration payable for the acquisition in 2012 of the former Shionogi-ViiV Healthcare joint venture. This consideration is expected to be paid over a number of years and will vary in line with the future performance of specified products and movements in certain foreign currencies. They also included £296 million (2017 – £584 million) in respect of contingent consideration for the acquisition in 2015 of the Novartis Vaccines business. This consideration is expected to be paid over a number of years and will vary in line with the future performance of specified products, the achievement of certain milestone targets and movements in certain foreign currencies. Sensitivity analysis on these balances is provided in Note 39, ‘Contingent consideration liabilities’.

(b) Trade and other receivables, Other non-current assets and other items in Assets held for sale in scope of IFRS 9 (2017 – IAS 39)

The following table reconciles financial instruments within Trade and other receivables, Other non-current assets and other items in Assets held for sale which fall within the scope of IFRS 9 (2017 - IAS 39) to the relevant balance sheet amounts. The financial assets are predominantly non-interest earning. Financial instruments within the Other non-current assets balance include company-owned life insurance policies. Non-financial instruments include tax receivables, pension surplus balances and prepayments, which are outside the scope of IFRS 9 (2017 – IAS 39).

	2018						2017
	At FVTPL £m	At FVTOCI £m	Amortised cost £m	Financial instruments £m	Non- financial instruments £m	Total £m	At FVTPL £m	Loans and receivables £m	Financial instruments £m	Non-financial instruments £m	Total £m
Trade and other receivables (Note 24)	120	1,687	3,761	5,568	855	6,423	42	5,148	5,190	810	6,000
Other non-current assets (Note 22)	716	0	49	765	811	1,576	464	347	811	602	1,413
Other items in Assets held for sale (Note 26)	0	0	47	47	37	84	—	—	—	—	—

	836	1,687	3,857	6,380	1,703	8,083	506	5,495	6,001	1,412	7,413

The Group applied IFRS 9 ‘Financial Instruments’ with effect from 1 January 2018 and therefore now accounts for expected credit losses on initial recognition of financial assets. The following table shows the ageing of financial assets which were past due at 31 December 2017 and for which no provision for bad or doubtful debts had been made at that date under IAS 39:

2017 £m
Past due by 1–30 days	142
Past due by 31–90 days	70
Past due by 91–180 days	64
Past due by 181–365 days	27
Past due by more than 365 days	108

411

(c) Trade and other payables, Other provisions, Other non- current liabilities, Contingent consideration liabilities and other items in Assets held for sale in scope of IFRS 9 (2017 - IAS 39)

The following table reconciles financial instruments within Trade and other payables, Other provisions, Other non-current liabilities, Contingent consideration liabilities and other items in Assets held for sale which fall within the scope of IFRS 9/IAS 39 to the relevant balance sheet amounts. The financial liabilities are predominantly non-interest bearing. Accrued wages and salaries are included within financial liabilities. Non-financial instruments includes payments on account, tax and social security payables and provisions which do not arise from contractual obligations to deliver cash or another financial asset, which are outside the scope of IFRS 9/IAS 39.

	2018					2017
		Amortised	Financial	Non-financial			Amortised	Financial	Non-financial
	At FVTPL	cost	instruments	instruments	Total	At FVTPL	cost	instruments	instruments	Total
	£m	£m	£m	£m	£m	£m	£m	£m	£m	£m
Trade and other payables (Note 27)	0	(13,338)	(13,338)	(699)	(14,037)	—	(20,129)	(20,129)	(841)	(20,970)
Other provisions (Note 29)	0	(58)	(58)	(1,365)	(1,423)	—	(117)	(117)	(1,148)	(1,265)
Other non-current liabilities (Note 30)	0	(149)	(149)	(789)	(938)	—	(79)	(79)	(902)	(981)
Contingent consideration liabilities (Note 39)	(6,286)	0	(6,286)	0	(6,286)	(6,172)	—	(6,172)	—	(6,172)
Other items in Assets held for sale (Note 26)	0	(167)	(167)	(53)	(220)	—	—	—	—	—

	(6,286)	(13,712)	(19,998)	(2,906)	(22,904)	(6,172)	(20,325)	(26,497)	(2,891)	(29,388)

(d) Derivative financial instruments and hedging programmes

Derivatives are only used for economic hedging purposes and not as speculative investments and are classified as ‘held for trading’, other than designated and effective hedging instruments, and are presented as current assets or liabilities if they are expected to be settled within 12 months after the end of the reporting period, otherwise they are classified as non-current. The Group has the following derivative financial instruments:

	2018 Fair value		2017 Fair value
	Assets £m	Liabilities £m	Assets £m	Liabilities £m
Non-current
Cash flow hedges – Interest rate swap contracts (principal amount – £1,266 million (2017 – £nil))	0	(1)	—	—
Net investment hedges – Cross currency swaps (principal amount – £1,575 million (2017 – £nil))	64	0	—	—

Current
Cash flow hedges – Foreign exchange contracts (principal amount – £1,809 million (2017 – £38 million))	1	(56)	—	(1)
Net investment hedges – Foreign exchange contracts (principal amount – £7,316 million (2017 – £6,333 million))	4	(48)	5	(25)

Derivatives designated and effective as hedging instruments	69	(105)	5	(26)

Non-current
Embedded and other derivatives	4	0	8	—

Current
Foreign exchange contracts (principal amount – £18,537 million (2017 – £14,449 million))	82	(23)	62	(47)
Embedded and other derivatives	102	0	1	(1)

Derivatives classified as held for trading	188	(23)	71	(48)

Total derivative instruments	257	(128)	76	(74)

Fair value hedges

At 31 December 2018, the Group had no designated fair value hedges.

Net investment hedges

During the year, certain foreign exchange contracts were designated as net investment hedges in respect of the foreign currency translation risk arising on consolidation of the Group’s net investment in its European (Euro) foreign operations as shown in the table above.

The carrying value of bonds on page 201 includes £8,213 million (2017 – £4,315 million) that are designated as hedging instruments in net investment hedges.

Cash flow hedges

During 2018, the Group entered into forward foreign exchange contracts which have been designated as cash flow hedges. These were entered into to hedge the foreign exchange exposure arising on cash flows from Euro denominated coupon payments relating to notes issued under the Group’s European Medium Term Note programme, on the buyout of Novartis’ non-controlling interest in the Consumer Healthcare Joint Venture in 2018 and on the planned divestment of Horlicks and other nutrition brands in 2019.

The Group manages its cash flow interest rate risk by using floating-to-fixed interest rate swaps. In addition, the Group carries a balance in reserves that arose from pre-hedging fluctuations in long-term interest rates when pricing bonds issued in prior years. The balance is reclassified to finance costs over the life of these bonds.

Foreign exchange forward contracts and swaps

In the current year, the Group has designated certain foreign exchange forward contracts and swaps as cash flow and net investment hedges. The following tables detail the foreign exchange forward contracts and swaps outstanding at the end of the reporting period, as well as information on the related hedged items. Foreign exchange derivative financial assets and liabilities are presented in the line ‘Derivative financial instruments’ (either as assets or liabilities) on the Consolidated balance sheet. The notional value of foreign exchange forward contracts and swaps is the absolute total of outstanding positions at the balance sheet date.

Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument. The Group enters into hedge relationships where the critical terms of the hedging instrument match exactly with the terms of the hedged item, and so a qualitative assessment of effectiveness is performed. If changes in circumstances affect the terms of the hedged item such that the critical terms no longer match exactly with the critical terms of the hedging instrument, the Group uses the hypothetical derivative method to assess effectiveness.

The main source of hedge ineffectiveness in these hedging relationships is the effect of the counterparty and the Group’s own credit risk on the fair value of the foreign exchange forward contracts and swaps, which is not reflected in the fair value of the hedged item attributable to changes in foreign exchange rates. No other sources of ineffectiveness emerged from these hedging relationships. Consequently, there was no ineffectiveness to be recorded from cash flow hedges and net investments in foreign entity hedges.

	2018
Hedging instruments	Average exchange rate	Foreign currency	Notional value £m	Fair value £m
Cash flow hedges
Foreign exchange contracts
Buy foreign currency:
Less than 3 months	0	0	0	0
3 to 6 months	1.13	Euro	26	1
Over 6 months	0	0	0	0
Sell foreign currency:
Less than 3 months	0	0	0	0
3 to 6 months	0	0	0	0
Over 6 months	96.40	Indian Rupee	1,783	(56)

			1,809	(55)

Net investment hedges
Foreign exchange contracts
Sell foreign currency:
Less than 3 months	1.11	Euro	6,933	(40)
3 to 6 months	0	0	0	0
Over 6 months	1.11	Euro	383	(4)

			7,316	(44)

	2018
Hedged items	Change in value for calculating hedge ineffectiveness £m	Balance in cash flow hedge reserve/foreign currency translation reserve for continuing hedges £m
Cash flow hedges
Variability in cash flows from a highly probable forecast transaction	56	(49)
Variability in cash flows from foreign exchange exposure arising on Euro denominated coupon payments relating to debt issued	(1)	1
Net investment hedges
Investment in European foreign operations	50	286

The following table details the effectiveness of the hedging relationships and the amounts reclassified from the hedging reserve to profit or loss:

	2018
					Amount reclassified to profit or loss
	Hedging gains/(losses) recognised in reserves £m	Amount of hedge ineffectiveness recognised in profit or loss £m	Line item in profit or loss in which hedge ineffectiveness is included		Hedged future cash flows no longer expected to occur £m	As hedged item affects profit or loss £m	Line item in which reclassification adjustment is included
Cash flow hedges
Variability in cash flows from a highly probable forecast transaction	127	0	Other operating income/ (expense)		0	(176)	Other operating income/ (expense)
Variability in cash flows from foreign exchange exposure arising on Euro denominated coupon payments relating to debt issued	1	0	Finance income/ (expense	)	0	0	Finance income/ (expense)

Net investment hedges
Net investment in European foreign operations	286	7	Finance income/ (expense)		0	0	Finance income/ (expense)

Interest rate swap contracts

The Group manages its cash flow interest rate risk by using floating-to-fixed interest rate swaps, where at quarterly intervals the difference between fixed contract rates and floating rate interest amounts calculated by reference to the agreed notional principal amounts are exchanged.

The interest rate swap contracts, exchanging floating rate interest for fixed interest, have been designated as cash flow hedges to hedge the variability of the interest cash flows associated with floating rate debt relating to notes issued under the Group’s European Medium Term Note programme. The interest rate swaps and the interest payments on the loan occur simultaneously and the amount accumulated in equity is reclassified to profit or loss over the period that the floating rate interest payments affect profit or loss.

The critical terms of the interest rate swap contracts and their corresponding hedged items are the same. A qualitative assessment of effectiveness is performed and it is expected that the value of the interest rate swap contracts and the value of the corresponding hedged items will systematically change in opposite directions in response to movements in the underlying interest rates. The main source of ineffectiveness in these hedge relationships are the effects of currency basis risk, the counterparty’s and the Group’s own credit risk on the fair value of the interest rate swap contracts, which is not reflected in the fair value of the hedged item attributable to the change in interest rates. No other sources of ineffectiveness emerged from these hedging relationships.

The following tables provide information regarding interest rate swap contracts outstanding and the related hedged items at 31 December 2018. Interest rate swap contract assets and liabilities are presented in the line ‘Derivative financial instruments’ (either as assets or liabilities) on the Consolidated balance sheet.

	2018
Hedging instruments	Average contracted fixed rate %	Notional principal value £m	Change in fair value for recognising hedge ineffectiveness £m	Fair value assets/ (liabilities) £m
Less than 1 year	0	0	0	0
1 to 2 years	0.11	676	0	(1)
2 to 5 years	0.16	591	0	23
Over 5 years	0	0	0	0

			2018
Hedged items			Change in value used for calculating hedge ineffectiveness £m	Balance in cash flow hedge reserve for continuing hedges £m
Variable rate borrowings			3	(3)

The following table details the effectiveness of the hedging relationships and the amounts reclassified from the hedging reserve to profit or loss:

	2018
				Amount reclassified to profit or loss
	Hedging gains/ (losses) recognised in reserves £m	Amount of hedge ineffectiveness recognised in profit or loss £m	Line item in profit or loss in which hedge ineffectiveness is included	Hedged future cash flows no longer expected to occur £m	As hedged item affects profit or loss £m	Line item in which reclassification adjustment is included
Cash flow hedges
Variability in cash flows	(3)	0	Finance income/ (expense)	0	(2)	Finance income/ (expense)
Pre-hedging of long-term interest rates	15	0	Finance income/ (expense)	0	3	Finance income/ (expense)

(e) Offsetting of financial assets and liabilities

Financial assets and liabilities are offset and the net amount reported in the balance sheet where there is a legally enforceable right to offset the recognised amounts, and there is an intention to settle on a net basis or realise the asset and settle the liability simultaneously. There are also arrangements that do not meet the criteria for offsetting but still allow for the related amounts to be offset in certain circumstances, such as bankruptcy or the termination of a contract.

The following tables set out the financial assets and liabilities that are offset, or subject to enforceable master netting arrangements and other similar agreements but not offset, as at 31 December 2018 and 31 December 2017. The column ‘Net amount’ shows the impact on the Group’s balance sheet if all offset rights were exercised.

At 31 December 2018	Gross financial assets/ (liabilities) £m	Financial (liabilities)/ assets offset £m	Net financial assets/ (liabilities) £m	Related amounts not offset £m	Net amount £m
Financial assets
Trade and other receivables	5,568	0	5,568	(37)	5,531
Derivative financial instruments	257	0	257	(62)	195
Financial liabilities
Trade and other payables	(13,338)	0	(13,338)	37	(13,301)
Derivative financial instruments	(128)	0	(128)	62	(66)

At 31 December 2017	Gross financial assets/ (liabilities) £m	Financial (liabilities)/ assets offset £m	Net financial assets/ (liabilities) £m	Related amounts not offset £m	Net balance £m
Financial assets
Trade and other receivables	5,191	(1)	5,190	(31)	5,159
Derivative financial instruments	76	—	76	(64)	12
Financial liabilities
Trade and other payables	(20,130)	1	(20,129)	31	(20,098)
Derivative financial instruments	(74)	—	(74)	64	(10)

Amounts which do not meet the criteria for offsetting on the balance sheet but could be settled net in certain circumstances principally relate to derivative transactions under ISDA (International Swaps and Derivatives Association) agreements where each party has the option to settle amounts on a net basis in the event of default of the other party. As there is presently not a legally enforceable right of offset, these amounts have not been offset in the balance sheet, but have been presented separately in the table above.

(f) Debt interest rate repricing table

The following table sets out the exposure of the Group to interest rates on debt, including commercial paper. The maturity analysis of fixed rate debt is stated by contractual maturity and of floating rate debt by interest rate repricing dates. For the purpose of this table, debt is defined as all classes of borrowings other than obligations under finance leases.

	2018	2017
	Total debt £m	Total £m
Floating and fixed rate debt less than one year	(5,769)	(2,802)
Between one and two years	(1,757)	(1,340)
Between two and three years	(1,570)	(1,076)
Between three and four years	(1,568)	(16)
Between four and five years	(2,010)	(1,475)
Between five and ten years	(5,833)	(3,664)
Greater than ten years	(7,489)	(6,650)

Total	(25,996)	(17,023)

Original issuance profile:
Fixed rate interest	(20,322)	(16,209)
Floating rate interest	(5,635)	(765)

Total interest bearing	(25,957)	(16,974)
Non-interest bearing	(39)	(49)

	(25,996)	(17,023)

(g) Sensitivity analysis

The tables below illustrate the estimated impact on the income statement and equity as a result of hypothetical market movements in foreign exchange and interest rates in relation to the Group’s financial instruments. The range of variables chosen for the sensitivity analysis reflects management’s view of changes which are reasonably possible over a one-year period.

Foreign exchange sensitivity

The Group operates internationally and is primarily exposed to foreign exchange risk in relation to Sterling against movements in US Dollar, Euro and Japanese Yen. Foreign exchange risk arises from the translation of financial assets and liabilities which are not in the functional currency of the entity that holds them. Based on the Group’s net financial assets and liabilities as at 31 December, a weakening and strengthening of Sterling against these currencies, with all other variables held constant, is illustrated in the tables below. The tables exclude financial instruments that expose the Group to foreign exchange risk where this risk is fully hedged with another financial instrument.

	2018	2017
Income statement impact of non-functional currency foreign exchange exposures	Increase/(decrease) in income £m	Increase/(decrease) in income £m
10 cent appreciation of the US Dollar	36	76
10 cent appreciation of the Euro	(7)	(5)
10 yen appreciation of the Yen	15	9

	2018	2017
Income statement impact of non-functional currency foreign exchange exposures	Increase/(decrease) in income £m	Increase/(decrease) in income £m
10 cent depreciation of the US Dollar	(30)	(66)
10 cent depreciation of the Euro	6	4
10 yen depreciation of the Yen	(13)	(8)

The equity impact, shown below, for foreign exchange sensitivity relates to derivative and non-derivative financial instruments hedging the Group’s net investments in its European (Euro) foreign operations and cash flow hedges of its foreign exchange exposure arising on Euro denominated coupon payments relating to notes issued under the Group’s European Medium Term Note programme.

	2018	2017
Equity impact of non-functional currency foreign exchange exposures	Increase/(decrease) in equity £m	Increase/(decrease) in equity £m
10 cent appreciation of the US Dollar	0	1
10 cent appreciation of the Euro	(1,307)	(1,028)

	2018	2017
Equity impact of non-functional currency foreign exchange exposures	Increase/(decrease) in equity £m	Increase/(decrease) in equity £m
10 cent depreciation of the US Dollar	0	(1)
10 cent depreciation of the Euro	1,091	861

The tables below present the Group’s sensitivity to a weakening and strengthening of Sterling against the relevant currency based on the composition of net debt as shown in Note 31 adjusted for the effects of foreign exchange derivatives that are not part of net debt but affect future foreign currency cash flows.

	2018	2017
Impact of foreign exchange movements on net debt	(Increase)/decrease in net debt £m	(Increase)/decrease in net debt £m
10 cent appreciation of the US Dollar	(714)	(637)
10 cent appreciation of the Euro	(60)	197
10 yen appreciation of the Yen	15	(4)

	2018	2017
Impact of foreign exchange movements on net debt	(Increase)/decrease in net debt £m	(Increase)/decrease in net debt £m
10 cent depreciation of the US Dollar	610	549
10 cent depreciation of the Euro	50	(165)
10 yen depreciation of the Yen	(13)	4

Interest rate sensitivity

The Group is exposed to interest rate risk on its outstanding borrowings and investments where any changes in interest rates will affect future cash flows or the fair values of financial instruments.

The majority of debt is issued at fixed interest rates and changes in the floating rates of interest do not significantly affect the Group’s net interest charge, although the majority of cash and liquid investments earn floating rates of interest.

The table below hypothetically shows the Group’s sensitivity to changes in interest rates in relation to Sterling, US Dollar and Euro floating rate financial assets and liabilities. If the interest rates applicable to floating rate financial assets and liabilities were to have increased by 1% (100 basis points), and assuming other variables had remained constant, it is estimated that the Group’s finance income for 2018 would have decreased by approximately £13 million (2017 – £5 million increase). A 1% (100 basis points) movement in interest rates is not deemed to have a material effect on equity.

	2018	2017
Income statement impact of interest rate movements	Increase/(decrease) in income £m	Increase/(decrease) in income £m
1% (100 basis points) increase in Sterling interest rates	(2)	24
1% (100 basis points) increase in US Dollar interest rates	1	(24)
1% (100 basis points) increase in Euro interest rates	(12)	5

(h) Contractual cash flows for non-derivative financial liabilities and derivative instruments

The following tables provide an analysis of the anticipated contractual cash flows including interest payable for the Group’s non-derivative financial liabilities on an undiscounted basis. For the purpose of this table, debt is defined as all classes of borrowings except for obligations under finance leases. Interest is calculated based on debt held at 31 December without taking account of future issuance. Floating rate interest is estimated using the prevailing interest rate at the balance sheet date. Cash flows in foreign currencies are translated using spot rates at 31 December. Contractual cash flows in respect of operating lease vacant space provisions are excluded from the table below as they are included in the Commitments under non-cancellable operating leases table in Note 41, ‘Commitments’.

At 31 December 2018	Debt £m	Interest on debt £m	Obligations under finance leases £m	Finance charge on obligations under finance leases £m	Trade payables and other liabilities not in net debt £m	Total £m
Due in less than one year	(5,771)	(714)	(24)	(5)	(14,278)	(20,792)
Between one and two years	(1,775)	(708)	(18)	(2)	(1,107)	(3,610)
Between two and three years	(1,592)	(675)	(11)	(2)	(902)	(3,182)
Between three and four years	(1,592)	(620)	(6)	(1)	(851)	(3,070)
Between four and five years	(1,970)	(567)	(3)	(1)	(826)	(3,367)
Between five and ten years	(5,875)	(2,370)	(6)	(5)	(3,748)	(12,004)
Greater than ten years	(7,579)	(3,764)	0	0	(1,468)	(12,811)

Gross contractual cash flows	(26,154)	(9,418)	(68)	(16)	(23,180)	(58,836)

At 31 December 2017	Debt £m	Interest on debt £m	Obligations under finance leases £m	Finance charge on obligations under finance leases £m	Trade payables and other liabilities not in net debt £m	Total £m
Due in less than one year	(2,802)	(555)	(23)	(2)	(21,521)	(24,903)
Between one and two years	(1,344)	(497)	(27)	(2)	(853)	(2,723)
Between two and three years	(1,078)	(488)	(8)	(1)	(813)	(2,388)
Between three and four years	(16)	(488)	(2)	(1)	(784)	(1,291)
Between four and five years	(1,483)	(468)	(1)	(1)	(752)	(2,705)
Between five and ten years	(3,694)	(2,018)	(5)	(5)	(3,609)	(9,331)
Greater than ten years	(6,720)	(3,996)	—	—	(1,471)	(12,187)

Gross contractual cash flows	(17,137)	(8,510)	(66)	(12)	(29,803)	(55,528)

Anticipated contractual cash flows for the repayment of debt and debt interest have increased by £9.9 billion over the year due to funding of the buyout of Novartis’ 36.5% stake in the Consumer Healthcare Joint Venture, an increase in the issuance of commercial paper and unfavourable exchange impacts from the translation of non-Sterling denominated debt.

The table below provides an analysis of the anticipated contractual cash flows for the Group’s derivative instruments excluding equity options which do not give rise to cash flows, and other embedded derivatives, which are not material, using undiscounted cash flows. Cash flows in foreign currencies are translated using spot rates at 31 December. The gross cash flows of foreign exchange contracts are presented for the purpose of this table although, in practice, the Group uses standard settlement arrangements to reduce its liquidity requirements on these instruments.

	2018				2017
	Receivables		Payables		Receivables		Payables
	Interest rate swaps £m	Foreign exchange forward contracts and swaps £m	Interest rate swaps £m	Foreign exchange forward contracts and swaps £m	Interest rate swaps £m	Foreign exchange forward contracts and swaps £m	Interest rate swaps £m	Foreign exchange forward contracts and swaps £m
Due in less than one year	49	26,680	(3)	(26,802)	—	20,319	—	(20,326)
Between one and two years	48	1,575	(3)	(1,513)	—	—	—	—
Between two and three years	24	0	(2)	0	—	—	—	—

Gross contractual cash flows	121	28,255	(8)	(28,315)	—	20,319	—	(20,326)

The amounts receivable and payable in less than one year have increased compared with 31 December 2017 predominantly from hedging of the buyout of Novartis’ 36.5% stake in the Consumer Healthcare Joint Venture and the divestment of Horlicks and other nutrition brands to Unilever.